SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 29, 2002
(Date of earliest event reported)

THE MANITOWOC COMPANY, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 South 44 Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code (920-684-4410)

Item 5. Other Events

On October 29, 2002 the company issued a press release naming Timothy M. Wood as its new senior vice president and chief financial officer. The press release is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: October 29, 2002	/s/ Thomas G. Musial
Thomas G. Musial
Senior Vice President - Human Resources & Administration

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT

Dated as of October 29, 2002

Exhibit No.	Description	Filed Herewith

99	Press release dated October 29, 2002	X